                                                                    Exhibit 10.6


               ASSUMPTION, CONSENT AND LOAN MODIFICATION AGREEMENT

            THIS ASSUMPTION, CONSENT AND LOAN MODIFICATION AGREEMENT (this "Agreement") is made and entered into effective as of May 31, 2005, by and among KS PARCEL D, LLC, a Delaware limited liability company ("Original Borrower"), THE LYME TIMBER COMPANY, a New Hampshire limited partnership ("Original Guarantor"), BIOMED REALTY TRUST, INC., a Maryland corporation ("Guarantor"), BMR - 500 KENDALL STREET LLC, a Delaware limited liability company ("Borrower"), and THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation ("Lender").

                                    RECITALS

            A. Original Borrower is the owner of certain real property and improvements thereon commonly known as 500 Kendall Street, Cambridge, Massachusetts, as more particularly described on EXHIBIT A attached hereto (the "Real Property").

            B. On or about November 21, 2003, Lender made a loan to Original Borrower in the original principal amount of $75,000,000.00 (the "Loan").

            C. The Loan is evidenced by a Promissory Note dated as of November 21, 2003, in the original principal amount of the Loan, executed by Original Borrower (the "Note").

            D. The Loan is secured in part by a Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents (with Leasehold Addendum) of even date with the Note (the "Mortgage") executed by Original Borrower, recorded in the Middlesex County (South District) Registry of Deeds, at Book 41489, Page 077 as Instrument No. 00000754 and encumbering certain "Property" (as defined in the Mortgage), which Property includes, among other things, the Real Property.

            E. Repayment of the obligations for which Original Borrower may incur personal liability under the terms of the Note and Mortgage is guaranteed by a Guaranty Agreement of even date with the Note (the "Original Guaranty"), made by Original Guarantor.

            F. In connection with the Loan, Original Borrower and Original Guarantor have executed an Environmental Indemnity Agreement of even date with the Note (the "Original Environmental Indemnity").

            G. Original Borrower has agreed to convey the Real Property and the other Property of Original Borrower to Borrower (the "Transfer"), and Lender has agreed to consent to the Transfer, provided that (i) Borrower assumes all of the obligations of Original Borrower under the Loan, subject to the terms and conditions of this Agreement (the "Assumption"), and (ii) Guarantor executes and delivers to Lender a Guaranty Agreement concerning the exceptions to non-recourse provisions set forth in the Note (the "Guaranty"), and an Environmental Indemnity Agreement relating to the Property ("Environmental Indemnity"), each of which shall be in form and substance satisfactory to Lender.

            H. The Note, Mortgage, Original Guaranty, Original Environmental Indemnity and each other document executed by Original Borrower and/or Original Guarantor in connection with the Loan are hereinafter collectively referred to as the "Original Loan Documents." The Original Loan Documents, as modified hereby, together with this Agreement, the Guaranty, the Environmental Indemnity and each other document executed by Borrower and/or Guarantor in connection with the Assumption, are hereinafter referred to as the "Loan Documents."

            I. In connection with the Transfer and the Assumption, Lender has agreed, subject to the terms and conditions of this Agreement, to release Original Borrower from its obligations under the Original Loan Documents, and Original Guarantor from its obligations under the Original Guaranty and Original Environmental Indemnity, in each case to the extent liability for such obligations has not heretofore accrued.

                                    AGREEMENT

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Incorporation of Recitals. The Recitals set forth above are hereby incorporated into and made a part of this Agreement.

            2. Capitalized Terms. All capitalized terms used herein without definition shall have the meanings given to them in the Mortgage. In the event of any conflict between definitions set forth herein and the definitions set forth in any other Loan Document, the definitions set forth herein shall control.

            3. Representations and Warranties of Original Borrower. Original Borrower represents and warrants to Lender as follows:

                  (a) None of the Property, Chattels or Intangible Personalty is subject to any liens, encumbrances, security interests, or other claims whatsoever, except for the lien of the Loan Documents and except insofar as such property may be encumbered by the Permitted Exceptions (hereinafter defined).

                  (b) Any brokerage commissions due from Original Borrower or its affiliates in connection with the Transfer and/or the Assumption have been paid in full (or will be paid simultaneously with the Transfer), and any such commissions coming due in the future, the non-payment of which could result in a lien on, or a claim against, the Property or Lender, will be promptly paid by Original Borrower. Original Borrower hereby agrees to indemnify, defend and hold harmless Lender from any and all liability, claims, demands, actions and causes of action whatsoever arising out of or relating to the claim of any person for any brokerage commissions, including, without limitation, Lender's attorneys' fees and expenses, and costs and expenses incurred by Lender in investigating, preparing or defending against any litigation or claim, action, suit, proceeding or demand of any kind or character related thereto.

            4. Representations, Warranties and Covenants of Borrower. Borrower hereby re-makes each and every representation and warranty of Original Borrower to Lender contained in ARTICLE III of the Mortgage (excluding those contained in SUBSECTIONS 3.3(a) and 3.3(t)), as modified hereby, and Borrower (and Guarantor with respect to SUBSECTIONS (f) and (g) below) further represents, warrants and covenants to Lender as follows:

                  (a) Borrower is a limited liability company, duly formed, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to consummate the Transfer and the Assumption and to perform its obligations under the Loan Documents. Borrower is qualified to transact business in the Commonwealth of Massachusetts.

                  (b) The consummation of the Transfer and the Assumption, and the execution, delivery, and/or performance by Borrower of this Agreement and the other Loan Documents: (i) will not result in any breach of, or constitute a default under, any mortgage, agreement, articles of organization, operating agreement or other instrument to which Borrower is a party or by which Borrower may be bound or affected; (ii) do not contravene any applicable law, regulation or order; (iii) require no authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body; and (iv) are within Borrower's powers and have been duly authorized by all necessary action.

                  (c) This Agreement and the other Loan Documents to which Borrower is a party constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to applicable bankruptcy law and the rights of creditors generally.

                  (d) This Agreement and the other Loan Documents collectively grant to Lender a valid and enforceable first priority security conveyance of and security interest in the Property, subject only to the Permitted Exceptions.

                  (e) Borrower has no set-offs, counterclaims, defenses or other causes of action against Lender or any of Lender's officers, agents or employees arising out of the indebtedness evidenced by the Note, any action taken or not taken by Lender or any of Lender's officers, agents or employees with respect to the Loan or the Loan Documents, the Transfer, the Assumption, or the modification of the Loan Documents, and, to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are waived by Borrower. Borrower expressly disclaims any reliance on any oral representation made or allegedly made by Lender or any of its officers, agents or employees with respect to the Loan, the Loan Documents or this Agreement.

                  (f) There are no pending or threatened actions, suits or proceedings at law, in equity or before or by any governmental authorities that, if determined adversely, could affect Borrower, Guarantor, the Property, the validity or enforceability of the Note and Mortgage or the priority of the lien thereof. Neither Borrower nor Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or governmental authorities.

                  (g) Any brokerage commissions due in connection with the Transfer and/or the Assumption have been paid in full, and any such commissions coming due in the future will be promptly paid or caused to be paid by Borrower or Guarantor. Borrower and Guarantor hereby jointly and severally agree to indemnify, defend and hold harmless Lender from any and all liability, claims, demands, actions and causes of action whatsoever arising out of or relating to the claim of any person for any brokerage commissions, including, without limitation, Lender's attorneys' fees and expenses, and costs and expenses incurred by Lender in investigating, preparing or defending against any litigation or claim, action, suit, proceeding or demand of any kind or character related thereto.

                  (h) All state or local mortgage taxes, intangible taxes, stamp taxes and other fees or taxes (including customary per-page or document filing and recording fees imposed by law) required to be paid in the Commonwealth of Massachusetts in connection with the Transfer, the Assumption, or the execution, delivery, filing, or recording of this Agreement or any other Loan Document have been or will be paid upon the recording of this Agreement. Borrower and Guarantor hereby jointly and severally agree to indemnify, defend and hold harmless Lender from any and all liability, claims, demands, actions and causes of action whatsoever arising out of or relating to the claim of any person or entity for any such tax or fee, including, without limitation, Lender's attorneys' fees and expenses, and costs and expenses incurred by Lender in investigating, preparing or defending against any litigation or claim, action, suit, proceeding or demand of any kind or character related thereto.

            5. Assumption of Liability. Borrower represents, warrants, covenants, agrees and confirms to Lender that, concurrently herewith, it is accepting the assignment, conveyance and transfer of the Property, Chattels and Intangible Personalty, subject to the lien of the Original Loan Documents, and that from and after the date of this Agreement, Borrower assumes liability for the indebtedness evidenced by the Note (the outstanding principal balance of which was $73,189,432.93 as of May 31, 2005) and for each other obligation of Original Borrower under the Original Loan Documents (referred to herein as the "Obligations"), and agrees to timely pay or perform such Obligations in accordance with the terms of the Loan Documents. Accordingly, Borrower acknowledges that it (a) has previously been supplied with copies of all of the Original Loan Documents, (b) has had full opportunity to review the terms of the Original Loan Documents, (c) is entering into this Agreement with the full realization and understanding that the Property is subject to the liens and other restrictions and conditions created by and set forth in the Original Loan Documents, as modified hereby. Lender represents to Borrower that, to the best of Lender's knowledge, the Original Loan Documents consist of the documents listed on EXHIBIT B attached hereto and made a part hereof.

            6. Grant of Property; Grant of Security Interest. Borrower hereby acknowledges and confirms that the Mortgage, as modified hereby, constitutes a first priority security conveyance of and first lien on the Property, subject only to the Permitted Exceptions, and secures payment of the Obligations, including, without limitation, the obligations evidenced by the Note, as modified hereby. Nevertheless, as security for such Obligations, Borrower hereby (a) grants, bargains, sells, conveys, mortgages and warrants unto Lender the entire right, title and interest of Borrower in and to the Property, and (b) grants to Lender a security interest in the Property, Chattels and Intangible Personalty. In the event of any default under the Loan Documents, Lender shall have all rights with respect to the Property, Chattels and Intangible Personalty that are granted by the Loan Documents. Borrower agrees that it will execute and deliver to Lender such financing statements and other documents as Lender may deem necessary or advisable in order to perfect or otherwise protect its security interest in the Property, Chattels and Intangible Personalty.

            7. Consent of Lender. Lender hereby consents to the Transfer and to the Assumption. Except as otherwise specifically provided in the Loan Documents, no further transfer of all or any portion of the Property, Chattels, or Intangible Personalty shall be permitted without the prior written consent of Lender.

            8. Modifications. The Original Loan Documents are further modified as follows:

                  (a) All references to the term "Borrower," "Maker," "Grantor," "Mortgagor" or "Debtor" contained in any Original Loan Document shall be deemed to refer to Borrower, and all references to the address of "Borrower," "Maker," "Grantor" or "Debtor" in any Original Loan Document are hereby replaced with the address of Borrower set forth in SECTION 15 hereof.

                  (b) All references to any Original Loan Document (e.g., to the Note or the Mortgage) in any Original Loan Document shall be deemed to refer to such document as modified hereby, and all references to the "Loan Documents" shall be deemed to refer to the Loan Documents as defined herein.

                  (c) All references to the Guaranty in any Original Loan Document shall be deemed to refer to the Guaranty executed by Guarantor.

                  (d) All references to the Environmental Indemnity in any Original Loan Document shall be deemed to refer to the Environmental Indemnity executed by Borrower and Guarantor.

                  (e) All references to "Permitted Exceptions" contained in any Original Loan Document are hereby amended to refer to the Permitted Exceptions as defined herein.

                  (f) SECTION 1.17 of the Mortgage is hereby amended to provide that the Taxpayer I.D. No. of the "MORTGAGOR" thereunder is 27-0121751 and the Organizational Identification No. of the "Mortgagor" is 3958164.

                  (g) SUBSECTION 3.3(a) of the Mortgage is hereby deleted and replaced in its entirety by SUBSECTION 4(a) hereof.

                  (h) SUBSECTION 3.3(t) of the Mortgage is hereby deleted in its entirety and replaced with the following:

                  "(t) there exists no brokerage agreement with respect to the sale of any portion of the Property."

                  (i) SUBSECTION 3.3(u)(i) of the Mortgage is hereby deleted in its entirety and replaced with the following:

                  "(i) there are no contracts presently affecting the Property
            ("Contracts") having a term in excess of three hundred and sixty-five (365) days or not terminable by Mortgagor (without penalty) on thirty (30) days' notice;"

                  (j) SUBSECTIONS 4.5(a) and (b) of the Mortgage are hereby deleted in their entireties and replaced with the following:

                  "(a) Coverages Required. Mortgagor shall maintain or cause to be maintained, with financially sound and reputable insurance companies or associations, all insurance required under the terms of that certain Agreement Concerning Insurance Requirements concerning the Property executed by Mortgagor for the benefit of Mortgagee (the "Insurance Agreement"), and shall comply with each and every covenant and agreement contained in such Insurance Agreement.

                  (b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to the Insurance Agreement, Mortgagor will deliver to Mortgagee an appropriate renewal policy (or a certified copy thereof), together with evidence satisfactory to Mortgagee that the applicable premium has been prepaid."

                  (k) The reference to ninety (90) days in SUBSECTION 4.12(c) of the Mortgage is hereby replaced with one hundred twenty (120) days.

                  (l) SUBSECTION 4.23 of the Mortgage is hereby modified to provide that the "Property Manager" thereunder shall be either Meredith & Grew, Incorporated or Borrower.

                  (m) SUBSECTIONS 5.4(b) and 5.4(d) of the Mortgage are hereby deleted in their entireties.

            9. Conditions Precedent. Lender's consent hereunder is subject to Lender having received each of the following, in form and substance satisfactory to Lender and its counsel:

                  (a) A fee payable to Lender in the amount of $731,894.33 (1% of outstanding principal balance of Loan).

                  (b) Financing statements and/or such other documents as Lender may require in order to create, perfect against Borrower and otherwise protect its security interests and liens on the Property, Chattels and Intangible Personalty.

                  (c) Such searches of the public records as Lender may deem necessary or advisable.

                  (d) Copies of all agreements among Borrower, Original Borrower and other parties involved in the Transfer relating in any way to the Transfer, including, without limitation, all deeds and bills of sale transferring the Property, Chattels and/or Intangible Personalty from Original Borrower to Borrower, all of which documentation must be satisfactory to Lender in its sole discretion.

                  (e) Certified copies of Borrower's organizational documents, together with all amendments thereto, and evidence satisfactory to Lender that (i) Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to transact business in the Commonwealth of Massachusetts, and (ii) Borrower has the power and authority to enter into the Transfer and the Assumption and to perform its obligations under the Loan Documents.

                  (f) Endorsements to the ALTA-form title insurance policy in force currently in the amount of the Loan (or a new policy, if reasonably required by Lender) naming Lender as insured mortgagee, issued by a title insurance company acceptable to Lender, insuring that the Mortgage, as modified and assumed by Borrower hereby, constitutes a first priority lien on the Property, with such additional endorsements as may be required by Lender, and with no exceptions or exclusions other than the following (the "Permitted Exceptions"): (i) the "Permitted Exceptions" as defined in the Mortgage (excluding real property taxes for 2004 and subsequent years not yet due and payable), (ii) real property taxes for the year 2005 and subsequent years not yet due and payable, and (iii) such other exceptions as may be acceptable to Lender in its sole discretion. Lender reserves the right to require a current "as-built" survey of the Property if required by the title insurance company in order to issue endorsements (or a new policy) in compliance with the requirements of this Subsection.

                  (g) A legal opinion of Borrower's counsel, addressed to Lender and dated as of the date hereof, in form and substance satisfactory to Lender, opining that (i) the Assumption and the execution, delivery and/or assumption of the Loan Documents have been duly authorized by all necessary parties (other than Lender), (ii) the Loan Documents are binding and enforceable against Borrower in accordance with their terms, and (iii) the Environmental Indemnity and Guaranty are binding and enforceable against Guarantor in accordance with their terms, and addressing such other matters (including the good standing, authority and due execution and delivery by Borrower and Guarantor) as Lender may reasonably require.

                  (h) Such financial and other information regarding Borrower and Guarantor as Lender may reasonably require.

                  (i) A certificate of insurance acceptable to Lender evidencing compliance with the insurance coverage requirements set forth in SECTION
      4.5 of the Mortgage (or an endorsement to the existing policy indicating the new owner of the Property).

                  (j) The execution by Guarantor of the Guaranty and Environmental Indemnity.

            10. No Other Modifications. Except as expressly modified hereby, the Original Loan Documents remain in full force and effect in accordance with their terms. In the event of any inconsistency between this Agreement and any Original Loan Document, this Agreement shall control. Lender shall have no obligation to make any further modifications to any of the Original Loan Documents.

            11. Costs and Expenses. Original Borrower shall pay on demand all reasonable costs and expenses incurred by Lender in connection with the Assumption and the Transfer and each other transaction contemplated hereby, including, without limitation: costs actually accrued or paid by Lender in connection with the negotiation, preparation, execution or recording of this Agreement or any other documents prepared in connection with the transactions contemplated herein or associated herewith; attorneys' fees and the fees of any other person or entity engaged by Lender in connection herewith; appraisal, title insurance and recording costs, fees and expenses; and any tax, assessment or similar charge due in connection with the Assumption or the execution, recordation and/or amendment of the Loan Documents. Borrower shall pay on demand all reasonable costs and premiums incurred by Lender in connection with the title insurance required hereunder.

            12. Further Assurances. The parties hereby agree to execute any and all additional documents that may reasonably be required in order to evidence, secure or carry out the agreements and undertakings set forth in this Agreement.

            13. Release.

                  (a) Lender hereby releases and forever discharges Original Borrower and Original Guarantor from any and all causes of action, suits, liabilities, debts, damages, controversies, agreements, trespasses, judgments, executions, demands and claims of any nature whatsoever, whether in law or equity, whether known or unknown, whether primary or secondary, and any and all rights, duties, liabilities and obligations, whether presently enforceable or enforceable in the future, by reason of any matter or cause which directly or indirectly is based on or related to, arises out of, or is in any way connected with the Loan, the Original Loan Documents or Original Borrower's or Original Guarantor's performance under the Original Loan Documents; provided, however, that neither Original Borrower nor Original Guarantor shall be released from any recourse liability under SECTION 18 of the Note (and original Grantor's corresponding obligations under the Original Guaranty), or any liability arising under the Original

      Environmental Indemnity that has heretofore accrued or could be based on any event which has occurred or any state of affairs that existed prior to or as of the date hereof, including, without limitation, any liability relating to the potential claim by Verizon regarding contamination of surface water or groundwater in the immediate vicinity of the Property.

                  (b) Original Borrower and Original Guarantor hereby release and forever discharge Lender and all of Lender's successors and assigns, agents, attorneys and employees from any and all causes of action, suits, liabilities, debts, damages, controversies, agreements, trespasses, judgments, executions, demands and claims of any nature whatsoever, whether in law or equity, whether known or unknown, whether primary or secondary, and any and all rights, duties, liabilities and obligations, whether presently enforceable or enforceable in the future, by reason of any matter or cause which directly or indirectly is based on or related to, arises out of, or is in any way connected with the Transfer, the Assumption, the Loan, the Loan Documents, Lender's administration of the Loan, or Lender's performance under the Loan Documents; provided, however, that the foregoing release shall not preclude Original Borrower or Original Grantor from asserting good faith defenses that otherwise would have been available to them in any actions brought by Lender to enforce any recourse liability not released by Lender pursuant to SECTION 13(a) above.

            14. Escrowed Funds. Each of the parties hereto agrees that any funds currently held in escrow by Lender's "Servicer" for the payment of real property taxes and/or insurance, pursuant to SUBSECTIONS 4.4(b) and 4.5(c) of the Mortgage, shall continue to be held by such Servicer for the benefit of the Property, and Lender and Borrower hereby authorize Servicer to apply such funds toward payment of taxes and/or insurance for the Property in accordance with the terms of the Mortgage, as modified hereby. Original Borrower hereby assigns to Borrower all of Original Borrower's right, title and interest to such funds.

            15. Notices. Any notice required or permitted to be given hereunder shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

            If to Borrower:

                  BMR - 500 Kendall Street LLC
                  17140 Bernardo Center Drive, Suite 222
                  San Diego, California 92128
                  Attention: General Counsel

            If to Lender:

                  The Variable Annuity Life Insurance Company
                  c/o AIG Global Investment Corp.
                  1 SunAmerica Center, 38th Floor
                  Century City
                  Los Angeles, California 90067-6022
                  Attention: Director, Mortgage Lending and Real Estate

Any party may change its address for notices or copies of notices by giving notice to the other parties in accordance with this Section.

            16. Governing Law. This Agreement shall be subject to, governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

            17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

            18. WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY TO THIS AGREEMENT KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT, ANY ORIGINAL LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT OR ORIGINAL LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT.

            19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            20. No Release of Liens. This Agreement in no way acts as a release or relinquishment of those liens, security interests, security conveyances, encumbrances, and rights securing payment of the Loan, including without limitation the liens, security conveyances, and security interests created by the Mortgage and the other Loan Documents. Such liens, security interests, encumbrances and rights are hereby ratified, confirmed, renewed and extended by Borrower and the Original Borrower in all respects.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                  ORIGINAL BORROWER:

                                  KS PARCEL D, LLC, a Delaware limited
                                  liability company

                                  By: Kendall Square, LLC, a Delaware limited
                                      liability company, its manager

                                      By: Lyme Properties LLC, a New Hampshire
                                          limited liability company, its manager

                                          By: /s/ David E. Clem
                                              ----------------------------------
                                          Name: David E. Clem
                                          Title: Manager

                                  ORIGINAL GUARANTOR:

                                  THE LYME TIMBER COMPANY, a New
                                  Hampshire limited partnership

                                  By: Woodland Management Associates, LLC, a
                                      New Hampshire limited liability company,
                                      its General Partner

                                      By: /s/ David M. Roby
                                          -----------------------------------
                                          David M. Roby, Manager

                                  BORROWER:

                                  BMR - 500 KENDALL STREET LLC, a Delaware limited liability company

                                  By: BioMed Realty, L.P., a Maryland limited
                                      partnership, its Member

                                      By: BioMed Realty Trust, Inc., a Maryland
                                          corporation, its General Partner

                                          By: /S/ GARY A. KREITZER
                                             ______________________________
                                          Name: Gary A. Kreitzer
                                          Title: Executive Vice President

                                  GUARANTOR:

                                  BIOMED REALTY TRUST, INC., a Maryland
                                  corporation

                                    By:   /S/ GARY A. KREITZER
                                        ________________________________________

                                  Name:  Gary A. Kreitzer
                                        ______________________________________

                                 Title:  Executive Vice President
                                        _____________________________________

                                  LENDER:

                                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation

                                  By: AIG Global Investment Corp., a New Jersey
                                      corporation, its investment advisor

                                      By:  /S/ ALAN J. NUSSENBLATT
                                          ____________________________________

                                    Name:  Alan J. Nussenblatt
                                          __________________________________

                                   Title:  Managing Director
                                          _________________________________

ORIGINAL BORROWER:

STATE OF __________________________)
                                   ) ss.
COUNTY OF _________________________)                         _____________, 2005

            Then personally appeared the above-named David E. Clem, Manager of Lyme Properties LLC, a New Hampshire limited liability company, Manager of Kendall Square, LLC, a Delaware limited liability company, Manager of KS Parcel D, LLC, a Delaware limited liability company, and acknowledged the foregoing instrument to be the free act and deed of David E. Clem and such limited liability companies before me.

                                  _________________________________________
                                  Notary Public

                                  My commission expires: __________________

ORIGINAL GUARANTOR:

STATE OF __________________________)
                                   ) ss.
COUNTY OF _________________________)                         _____________, 2005

            Then personally appeared the above-named David M. Roby, as Manager of Woodland Management Associates, LLC, a New Hampshire limited liability company, as General Partner of THE LYME TIMBER COMPANY, a New Hampshire limited partnership, and acknowledged the foregoing instrument to be the free act and deed of David M. Roby and such limited liability company and limited partnership before me.

                                  _________________________________________
                                  Notary Public

                                  My commission expires: __________________

GUARANTOR:

STATE OF __________________________)
                                   ) ss.
COUNTY OF _________________________)                         _____________, 2005

            Then personally appeared the above-named Gary A. Kreitzer, as Executive Vice President of BIOMED REALTY TRUST, INC., a Maryland corporation, and acknowledged the foregoing instrument to be the free act and deed of Gary A. Kreitzer and such corporation before me.

                                  _________________________________________
                                  Notary Public

                                  My commission expires: __________________

BORROWER:

STATE OF __________________________)
                                   ) ss.
COUNTY OF _________________________)                         _____________, 2005

            Then personally appeared the above-named Gary A. Kreitzer, Executive Vice President of BioMed Realty Trust, Inc., a Maryland corporation, as General Partner of BioMed Realty, L.P., a Maryland limited partnership, as Member of BMR
- 500 KENDALL STREET LLC, a Delaware limited liability company, and acknowledged the foregoing instrument to be the free act and deed of Gary A. Kreitzer and such corporation, limited partnership and limited liability company before me.

                                  _________________________________________
                                  Notary Public

                                  My commission expires: __________________

LENDER:

State of California                )
                                   ) ss
County of _________________________)

            On _______________________, 20__, before me,
________________________, personally appeared ________________________, personally known to me, or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.

                                  __________________________________
                                  Signature of Notary

                                    EXHIBIT A

                                 (Real Property)

                                    Exhibit A

                                    EXHIBIT B

                        (LIST OF ORIGINAL LOAN DOCUMENTS)

1. Promissory Note dated as of November 21, 2003 in the amount of $75,000,000.00;

2. Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents (With Leasehold Addendum) dated as of November 21, 2003 and recorded in Book 41489, Page 077 with the Registry of Deeds of Middlesex County, Massachusetts;

3. Guaranty Agreement dated as of November 21, 2003 (not being assumed by Borrower);

4. Environmental Indemnity Agreement dated as of November 21, 2003 (not being assumed by Borrower);

5.    UCC-1 Financing Statements:

      (a) Delaware Secretary of State - Document No. 33119453, recorded November 26, 2003;

      (b)   Middlesex County - Book 41489, Page 128, recorded November 24, 2003;

6. Certificate Concerning Leases and Financial Condition dated as of November 21, 2003;

7. Certificate Concerning Governing Documents dated as of November 21, 2003 (not being assumed by Borrower);

8. Agreement Concerning Insurance Requirements dated as of November 21, 2003 (not being assumed by Borrower);

9. Receipt and Agreement dated as of November 21, 2003 (not being assumed by Borrower);

10.   Parking Lease dated as of July 17, 2002;

11.   First Amendment to Parking Lease dated as of August 1, 2003;

12. Second Amended and Restated Notice of Lease (Parcel D Parking Lease) dated as of August 1, 2003 and recorded November 24, 2003 in Book 35927, Page 340 with the Middlesex County Registry of Deeds Southern District;

13. Quit Claim Deed (Parcel D) to KS Parcel A/D, LLC and Quit Claim Deed (Parcel D) to Borrower (Establishing Parking Easement) dated July 17, 2002;

                                    Exhibit B

14. Estoppel Certificate and Agreement with Respect to Parking Rights dated as of November 21, 2003;

15. Subordination and Recognition Agreement (Garage Loan Subordination) dated as of November 21, 2003 and recorded November 24, 2003 in Book 41380, Page 521 with the Middlesex County Registry of Deeds Southern District;

16. Subordination and Recognition Agreement (Condo Subordination) dated as of November 21, 2003; and recorded November 24, 2003 in Book 41489, Page 149 with the Middlesex County Registry of Deeds Southern District;

17. Side Letter Concerning Certificate of Occupancy dated as of October 31, 2003; and

18. Subordination, Non - Disturbance and Attornment Agreement - Genzyme Corporation dated as of November 21, 2003

                                    Exhibit B

                                     Page 2